April 26, 2012

Welcome and Call to Order

Rurban Financial Corp. Annual Meeting Agenda • Introductions • Rurban Overview • Election Results • Questions from Shareholders

Rurban Financial Corp. Special Guests • Craig Liechty and David Tedtman, BKD, LLP – Independent Auditor • Tony Weis , Vorys, Sater, Seymour & Pease, LLP – Counsel, Columbus • Stan Yoder and Jim Weaner, Weaner, Zimmerman, Bacon, & Yoder Ltd. -- Local Counsel • Linda Margolin, Margolin & Associates, Inc. -- Investor Relations Advisor

The State Bank and Trust Company Advisory Board Members Fulton County Board Liaison: Gaylyn J. Finn • James McDonnall • Virginia Neuenschwander • Edward Nofziger • Joseph O’Neil • Joseph Short • Samuel Witt

The State Bank and Trust Company Advisory Board Members Lima Region Board Liaison: Timothy J. Stolly • Dr. Patrick Chaney • Joseph Guagenti • Ronald Miller

The State Bank and Trust Company Advisory Board Members Paulding County Board Liaison: Robert A. Fawcett • George Carter • Floyd Furrow • John Kauser • Dr. John Saxton • Rhonda Stabler • Rex Williamson

The State Bank and Trust Company Advisory Board Members Williams County Board Liaison: Rita Kissner • Alan Fiser • Jerry Kneipp • William Martin • Glen Newcomer • Richard Reed • Michael Spangler

The State Bank and Trust Company Advisory Board Members Defiance County Board Liaison: Thomas L. Sauer • Gary Cates • Mike McCann • Doug McDonald • Jerry Overmier • Sue Strausbaugh

Rurban Financial Corp. New Director in 2011: Lynn “Zac” A. Isaac • Appointed Director in October 2011 • Executive VP, Isaac Property Company • J.D. from Ohio Northern University Law School • B.A. in Accounting & Economics from Duke University • Resident of Toledo area

Rurban Financial Corp. Board of Directors Term Expiring 2012 2013 2014 Thomas A. Buis Richard L. Hardgrove* Robert A. Fawcett, Jr. Thomas L. Sauer Lynn “Zac” A. Isaac Gaylyn J. Finn Timothy J. Stolly Mark A. Klein* Rita A. Kissner* * Indicates an RDSI Board Member

Audit Committee • Chairman: Rita A. Kissner • Financial Expert: Gaylyn J. Finn Compensation Committee • Chairman: Robert A. Fawcett, Jr. Governance and Nominating Committee • Chairman: Thomas A. Buis Loan Review Committee • Chairman: Gaylyn J. Finn

2011 in Review

Forward - Looking Statements Rurban would like to remind everyone that comments made during this presentation regarding Rurban's anticipated future performance are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and therefore involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in these statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events , and other factors. Forward - looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward - looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

• Net income improved $17.3 million year over year • Nonperforming assets declined 33% • Third year of $200 million+ mortgage originations • Portfolio loan growth of $15.0 million, up 3.5% • RDSI restructured and moving forward on a more modest scale We improved virtually every aspect of our business during 2011

P&L 2010 2011 $ Change RDSI Total Revenue $ 40.8 MM $ 34.6 MM $ (6.2) MM $ (6.2) MM Noninterest Expense $ (40.2) $ (29.1) $ +11.1 +9.8 Loan Loss Provision $ (10.6) $ (2.0) $ + 8.6 +3.0 Impairments $ (12.1) $ (1.2) $ +10.9 +10.2 Pretax Income $ (22.1) $ 2.3 $ +24.4 +16.9 Net Income $ (15.6) $ 1.7 $ +17.3 $ +12.6

• Took $16.3 million of Loan Loss Provision during 2009 & 2010 versus $2.0 in 2011 • Charged off $14.7 million of bad loans in 2009 & 2010 versus $2.2 million in 2011 • Built – and now maintain – loan loss reserves at approximately 1.50% of loans outstanding Credit Quality : Now a Strength of Rurban

Nonperforming Assets ($MM ) $22.0 $14.9 $10.1 0.0 5.0 10.0 15.0 20.0 25.0 FY2009 FY2010 FY2011 * Peer Group consists of the 67 publicly - traded bank holding companies in the U.S. with assets between $500 million and $1 billion 3.27% 2.26% 1.60% 1.87% FY 2009 FY 2010 FY 2011 Peer Group* Top Quartile NPA as a % of Total Assets Credit quality now in Top Quartile of 67 bank Microcap Peer Group Reduced Problem Assets by Over 50%

Third Straight Year of Mortgage Originations Above $200 million $95 $126 $121 $130 $113 $99 FY 2009 FY 2010 FY 2011 Mortgage Originations ($MM) $220 MM $239 MM $225 MM Ranked #9 in Columbus for 2011! Defiance loans Columbus loans

Mortgage Banking Adds Diversity to Revenue Stream… Along with: • Data services • Trust • Service fees • Other Other, $2.5mm Net Interest Income, $20.7 mm Data Services, $3.6mm Trust, $2.6mm Mtg. Banking, $2.7mm Service Fees, $2.5 Total 2011 Revenue = $34.6 million

Rurban Remains Highly Diversified…for a Bank Its Size Total Op. Rev : $45 $50 $41 $35 (in millions) 61% 58% 51% 40% 25% 39% 42% 49% 60% 75% 0% 20% 40% 60% 80% 100% FY'08 FY'09 FY'10 FY'11 Net Interest Income Noninterest Income Still A Top Quartile Performer in 2011 * Peer Group consists of the 67 publicly - traded bank holding companies in the U.S. with assets between $500 million and $1 billion Top Quartile Peer Group *

Enhanced Cross - Sell : Referrals Encourage Teamwork 860 1,331 2,242 1,941 2,144 289 397 1,050 872 912 FY2007 FY2008 FY2009 FY2010 FY 2011 Gross Closed • 89% employee participation in 2011 • 83% of employees provided a referral that closed • 42.5% of total referrals were closed Number of Referrals

Enhanced Cross - Sell: Referrals Build Revenue $66.9 $39.7 $44.2 $6.8 $6.2 $5.9 $6.1 $5.8 $8.0 $5.9 $3.8 $0 $20 $40 $60 $80 $100 FY 2009 FY 2010 FY 2011 Deposits Consumer Loans Trust Comm Loans Home Equity Mortgages $64.9 MM = Total Annual Volume of Closed Referrals $86.9 MM $60.5 MM

• Ohio economy slowly improving; unemployment is declining • Loan growth lags throughout the U.S . • Rurban’s Peer Group reported a negative 2 % for median loan growth • Rurban’s 3.5% loan growth is virtually in the top quartile (3.68%) for banks • Strong 2011 loan growth across the board: ▪ Residential RE +3.4% ▪ Commercial RE +5.6% ▪ C&I +7.8%

Non - CD Deposits Enhance Franchise Value Cost of Deposits Declined to 0.77% in 2011 55% 50% 44% 42% 43% 21% 24% 26% 26% 24% 24% 26% 30% 32% 33% 0 100 200 300 400 500 600 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 CDs MM & Savings DDA 45% 57%

Transition of RDSI Completed • Now focused almost exclusively on item processing • Reduced FTE employees by 83 since YE 2009 • Reduced annualized expenses from 2009 by $12.6 million • RDSI is in a holding pattern until consent order is lifted

Right - Sizing Rurban to Reflect Lower Revenue • Cut operating expenses by $12.9 million in 2011 o Corporate FTE employees down 32 in 2011 o Compensation expense reduced by $4 million • Working smarter: Performance - based pay o 2011: Reduced salaries, benefits and ESOP o Instead: Paid 4% of salary ($454,000) as incentive pay o 86% of Bank’s FTE employees received an average of 3% as performance - based pay o All employees received 1% of salary for achieving ROA goal

The State Bank & Trust Company How Do We Stand Out?

State Bank: A Small Bank in a Big Banking World State Bank is a Big Bank in a Small Banking World • Total deposits of $7.4 trillion in U.S. banking industry • State Bank has deposits of $519 million, or less than 0.001% BUT … The # 2 community bank in our 7 - county Northwest Ohio footprint, with a 3.9% share

The State Bank & Trust Company Customer Needs are Our First Priority

J Arnold , Fort Wayne David Homoelle, Columbus John Kendzel, Toledo Jon Gathman , Defiance Ryan Miller, Fulton/Williams County Mark Klein, CEO David Anderson, Lima

We Make Banking a Positive Experience • Experienced bankers understand client needs • Senior - level support staff is personally involved • Clients know who to call when a need arises Getting Things Right the First Time

Bohl Equipment wanted a personal relationship with their bankers. John Kendzel, Toledo Regional President, met that need. State Bank provided the sophisticated products and services Bohl had used at a much larger bank. Personalized Relationship Banking

Your Relationship Manager is Your Trusted Advisor • The stability, maturity, and extensive experience of our key personnel provides a strong foundation • Our bankers think ahead, and plan for the future of the relationship

Trusted Advisors Craig Kuhlman, Reliance Financial Services, takes time to personally meet with each employee to ensure their 401K retirement plan is properly planned. C&G Distributing Co appreciates the sound financial advice they receive from David Anderson, Lima Regional President. .

Investing in Technology as Well as People • We strive to make banking more  Convenient  Secure  Cost - effective Coming soon to State Bank… • Mobile banking app for remote check deposit • Online consumer loan applications • Open your Health Savings Accounts online • Our products and services are competitive • Our people are well - trained and responsive

Dedicated to Finding Solutions Riley Tractor expects the same kind of innovation from their bank as they put into their business. Ryan Miller strives to be a proactive and trustworthy partner as he helps Riley Tractor to expand their business. Kristen Nusbaum implemented a cash management system that frees the company to run its business.

• Over 7,000 hours of staff time donated in 2011 • Support of more than 150 charities within our franchise • Building a reputation for community concern throughout our footprint

Financial Review Tony Cosentino, CFO

$5.2 $0.4 ($ 15.6 ) $1.7 $5.2 $0.4 - $4.4 $2.0 $8.0 $5.5 $2.1 $5.0 -$15 -$10 -$5 $0 $5 $10 FY 2008 FY 2009 FY 2010 FY 2011 Net Income Core Earnings Pre-Tax, Pre-Provision Core Earnings

Strengthened Our Net Interest Margin… Despite A Falling Interest Rate Environment 6.85% 6.51% 5.82% 5.37% 5.03% 4.07% 3.21% 2.14% 1.76% 1.30% FY'07 FY'08 FY'09 FY'10 FY'11 Earning Asset Yield Cost of Int-bearing Liabilities $14.8 $17.5 $21.0 $20.0 $20.7 3.11% 3.53% 3.79% 3.67% 3.81% FY'07 FY'08 FY'09 FY'10 FY'11 Net Interest Income Net Interest Margin

Operating Efficiencies Still Need to Improve • Historic operating expense always too high • Already offset loss of RDSI revenue with lower operating expense • 4Q 2011 run rate reflects ongoing expense improvement $45.6 $50.3 $40.8 $34.6 $35.4 $37.6 $44.8 $29.6 $29.3 $27.1 80.70% 85.14% 79.38% 82.38% 74.72% FY 2008 FY 2009 FY 2010 FY 2011 4Q'11 (Ann.) Operating Revenue Operating Expenses Efficiency Ratio In millions:

($000) FY 2008 FY 2009 FY 2010 FY 2011 Nonperforming Assets 6,738 22,011 14,929 10,064 Classified Loans 19,854 38,899 31,425 26,951 Net Charge - off Ratio (%) 0.19 0.84 2.43 0.50 NPA/ Assets (%) 1.02 3.27 2.26 1.60 Reserves/ NPLs (%) 94.20 34.74 50.15 79.29 • Problem assets peaked in 2009 • Aggressive remediation in 2010 reduced problem assets to more acceptable levels • Strong loss reserve now provides flexibility to manage future potential losses with less impact on profits

State Bank Remains Well - Capitalized • Loan losses at the Bank and recent losses at RDSI impacted holding company (RFC) capital • Constraints remain on ability to pay dividends until RFC capital ratios improve • Since low points at mid - year 2011, all RFC capital ratios now show improvement. RFC Capital YE 2007 YE 2009 6/30/2011 YE 2011 Risk - based Capital Ratio 15.90% 12.65% 11.08% 11.35% Tier I Ratio 14.90% 11.40% 8.41% 8.78% Leverage Ratio 11.00% 8.25% 6.00% 6.52% Total Equity (MM) $59.3 $61.7 $46.0 $47.9

In Summary… Mark Klein, CEO

The Rurban Vision To become a • High - performing (top - tier), • Community - focused , • Financial services provider By meeting the needs of our customers, employees, shareholders and communities We are making progress.

1 st Quarter 2012: A Big Step Forward • Net income in excess of $972 thousand • Return on Average Assets of 61 bps • Nonperforming assets down 30% since last year 1Q, to 1.5% of total assets • $17.6 million loan growth since 1Q 2011, or 4.2% • Capital position continues to build at RFC and the bank; shareholder equity now stands at $49 million

Election Results

We will now take your questions .

Thank you for joining us!